THE INDIA FUND, INC. ANNOUNCES EXPIRATION OF RIGHTS OFFERING
          NEW YORK, August 17, 2009—The India Fund, Inc. (NYSE: IFN; the “Fund”) announced today the expiration of its rights offering (the “Offer”). The Offer, which commenced on July 20, 2009, expired at 5:00 p.m., Eastern daylight time, on August 14, 2009. The Offer entitled stockholders of record as of July 20, 2009 to subscribe for additional shares of the Fund’s common stock.
          As of August 14, 2009, stockholders of record as of July 20, 2009 subscribed for 11,614,192 shares of the Fund’s common stock, including pursuant to the over-subscription privilege. To the extent that there are not sufficient shares to honor all over-subscription requests, the available shares will be allocated pro rata among those who over-subscribed based on the number of rights originally issued to them by the Fund. In accordance with the terms of the Offer, the subscription price of $26.42 represents 95% of the net asset value per share as of the close of business on the expiration date of the Offer.
          The Fund is a closed-end management investment company that seeks long-term capital appreciation by investing primarily in Indian equity securities. The Fund conducts semi-annual repurchase offers and is traded on the New York Stock Exchange under the trading symbol “IFN.”
          Blackstone Asia Advisors L.L.C. serves as the Investment Manager to the Fund. The Investment Manager is an affiliate of The Blackstone Group, L.P.

Contact:	Blackstone Asia Advisors L.L.C. 1-866-800-8933
          This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. Such forward-looking statements are based on the Fund’s current plans and expectations, and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund’s filings with the Securities and Exchange Commission.